UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

_________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 3, 2016, The Clorox Company issued a press release announcing its financial results for its fourth quarter and fiscal year ended June 30, 2016. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.2 and incorporated herein by reference is supplemental financial information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release dated August 3, 2016 of The Clorox Company
99.2	Supplemental information regarding financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	August 3, 2016	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated August 3, 2016 of The Clorox Company
99.2	Supplemental information regarding financial results